UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of our stockholders was held on April 26, 2017. The proxy statement and solicitation pertaining to this meeting were previously filed with the Commission on March 17, 2017. Shares eligible to vote were 241,772,168 at the record date of February 24, 2017.

The tabulation of votes for each proposal voted on by stockholders was as follows:

Proposal 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	173,128,185	2,673,184	207,398	34,530,774
Edward C. Bernard	172,197,288	3,587,668	223,811	34,530,774
Mary K. Bush	172,730,261	3,082,033	196,473	34,530,774
H. Lawrence Culp, Jr.	173,170,351	2,631,985	206,431	34,530,774
Dr. Freeman A. Hrabowski, III	172,830,215	2,982,885	195,667	34,530,774
Robert F. MacLellan	170,980,286	4,794,047	234,434	34,530,774
Brian C. Rogers	172,766,245	3,144,038	98,484	34,530,774
Olympia J. Snowe	172,559,434	3,263,828	185,505	34,530,774
William J. Stromberg	175,099,025	800,662	109,080	34,530,774
Dwight S. Taylor	171,314,067	4,482,244	212,456	34,530,774
Anne Marie Whittemore	172,044,316	3,775,135	189,316	34,530,774
Sandra S. Wijnberg	173,273,519	2,530,673	204,575	34,530,774
Alan D. Wilson	173,211,125	2,682,864	114,778	34,530,774

Proposal 2: Advisory Vote on the Compensation Paid to our Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
166,821,321	7,669,048	1,518,398	34,530,774

Proposal 3: Advisory Vote on the Selection of Frequency for the Advisory Vote on the Compensation Paid to our Named Executive Officers.

For 1 Year	For 2 Years	For 3 Years	Abstain	Broker Non-Vote
158,542,068	160,414	16,923,859	382,426	34,530,774

Proposal 4: Reapprove the Material Terms and Performance Criteria for Grants of Qualified Performance-Based Awards under the 2012 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Vote
168,705,176	6,914,110	389,481	34,530,774

Proposal 5 - Approve the 2017 Non-Employee Director Equity Plan.

For	Against	Abstain	Broker Non-Vote
149,502,588	26,103,166	403,013	34,530,774

Proposal 6 - Approve the Restated 1986 Employee Stock Purchase Plan to Increase its Available Share Pool.

For	Against	Abstain	Broker Non-Vote
170,964,141	4,840,868	203,758	34,530,774

Proposal 7 - Ratification of the Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for 2017.

For	Against	Abstain	Broker Non-Vote
204,622,582	5,706,854	210,105	—

Proposal 8 - Stockholder Proposal for a Report on Voting by our Funds and Portfolios on Matters Related to Climate Change.

For	Against	Abstain	Broker Non-Vote
15,345,191	154,445,233	6,218,343	34,530,774

Proposal 9 - Stockholder Proposal for a Report on Voting by our Funds and Portfolios on Matters Related to Executive Compensation.

For	Against	Abstain	Broker Non-Vote
9,107,300	165,983,534	917,933	34,530,774

Proposal 10 - Stockholder Proposal for a Report on Employee Diversity and Related Policies and Programs.

For	Against	Abstain	Broker Non-Vote
54,519,027	93,437,117	28,050,264	34,533,133

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ Kenneth V. Moreland
Vice President, Chief Financial Officer and Treasurer
Date: April 26, 2017